UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2018 (March 14, 2018)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400, Jersey City, NJ 07311
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400, Jersey City, NJ 07311
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2018, the Board of Directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P., expanded the size of the Board of Directors from nine to ten persons and appointed Michael J. DeMarco to the Board of Directors, to serve until the next annual meeting of stockholders and until his successor is elected  and qualifies, or until his earlier resignation or removal.

Mr. DeMarco, age 58, joined the General Partner in June 2015 and served as President and Chief Operating Officer until he was appointed Chief Executive Officer in April 2017. Prior to joining the General Partner, from 2013 to June 2015 Mr. DeMarco served as the chief investment officer of CCRE, a non-bank finance company and one the largest originators of CMBS. Mr. DeMarco previously served as an executive vice president at Vornado Realty Trust from 2010 to 2013, as a managing director at Fortress Investment Group from 2007 to 2010, and as a senior managing director at Lehman Brothers from 1993 to 2007. As Chief Executive Officer, Mr. DeMarco is responsible for the strategic direction of the General Partner. Mr. DeMarco also is a member of the board of trustees of NAIOP NJ and Saint Peter’s Preparatory School, as well as a member of Urban Land Institute and The International Council of Shopping Centers (ICSC). Since June 2015, Mr. DeMarco has served as a member of the board of trustees of Pennsylvania Real Estate Investment Trust, a publicly traded REIT. Mr. DeMarco graduated from the University of Chicago with a Master of Business Administration in Finance, as well as Pace University with a Bachelor in Business Administration in Accounting and a minor in History. He is also a certified public accountant.

A copy of the General Partner’s press release announcing Mr. DeMarco’s appointment to the Board of Directors is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2018, the Board of Directors adopted the Second Amended and Restated Bylaws of the General Partner (the “Bylaws”).  In addition to technical, clarifying and conforming amendments, the new Bylaws include the following amendments to the previous bylaws:

(i)                                     Stockholder Amendment of Bylaws. A stockholder or a group of up to twenty stockholders who have owned and will continue to own at least three percent (3%) of the General Partner’s outstanding shares of common stock for at least one year shall have the right to propose amendments to the Bylaws for approval at a duly called annual meeting or special meeting of stockholders, except that stockholders may not amend the indemnification provisions or amendment provisions of the Bylaws without the approval of the Board of Directors. No stockholder or member of a group of stockholders may submit more than one proposal to amend the Bylaws at any annual meeting or special meeting of stockholders. Proposed amendments to the Bylaws must be submitted in compliance with the advance notice provisions of the Bylaws for the submission of stockholder proposals and shall be subject to approval by the stockholders of the General Partner by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter.

(ii)                                  Majority Vote Standard for Election of Directors.  The previous bylaws of the General Partner provided that directors are elected by plurality vote and contained a requirement for a director to tender his or her resignation if he or she receives more “withhold” votes than “for” votes in an uncontested election of directors.  The new Bylaws have been amended to provide for a “true majority” voting standard, pursuant to which each director nominee, in an uncontested election of directors, must be elected by a majority of the votes cast (in other words, the number of votes cast “for” the nominee must exceed the number of votes cast “against” that nominee).  A plurality vote has been retained only for contested elections.  If a director does not receive the requisite majority vote, he or she will be required to tender his or her resignation for the consideration of the Board of Directors.

(iii)                               Opt-Out of Maryland Control Share Acquisition Act. The Maryland Control Share Acquisition Act (the “MCSAA”) generally provides that holders of control shares of a Maryland corporation, which are defined as voting shares of stock that would entitle the acquiring person to exercise voting power in electing directors within one of three ranges of voting power specified in the statute, that are acquired in a control share acquisition have no voting rights with respect to the control shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast by the stockholders on the matter (excluding the holder of the control shares in question, any officer of the corporation and any director of the corporation who is also an employee of the corporation).  Under the MCSAA, a holder of control shares may compel the Board of Directors to call a special meeting of stockholders to consider the voting rights of the control shares.  Under the previous bylaws of the General Partner, only certain stockholders that were current or former members of the Board of Directors and certain of their family members and affiliates were exempted from the MCSAA.  The new Bylaws have been amended to apply these exemptions to all stockholders and provide that the MSCAA will not apply to any acquisition by any person of shares of stock of the General Partner.

(iv)                              Indemnification. The Bylaws has been updated to provide for the indemnification of any individual who, while serving as an officer of the General Partner and at the request of the General Partner, serves or has served as a director or officer, or in another similar capacity, of an entity other than the General Partner.  The previous bylaws provided for such indemnification only with respect to an individual who serves or has served in such a capacity while acting as a director of the General Partner.

The new Bylaws are filed herewith as Exhibit 3.1 and are incorporated herein by reference. The description set forth above is only a summary of the amendments included in the Bylaws and is qualified in its entirety by reference to the text of the Bylaws filed herewith as Exhibit 3.1.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

3.1	Second Amended and Restated Bylaws of Mack-Cali Realty Corporation.

99.1	Press Release of Mack-Cali Realty Corporation dated March 15, 2018.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Second Amended and Restated Bylaws of Mack-Cali Realty Corporation.

99.1	Press Release of Mack-Cali Realty Corporation dated March 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 15, 2018	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: March 15, 2018	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary